Exhibit 99.2

Franklin Street Properties Corp. Supplemental Operating & Financial Data 401 Edgewater Place ~Wakefield, MA 01880 781.557.1300.~ www.fspreit.com

Fourth Quarter 2025 Table of Contents

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	Page		Page

Company Information	3	Tenant Analysis and Leasing Activity
		Tenants by Industry	16
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	17-18
Financial Highlights	4	Leasing Activity	19
Income Statements	5	Lease Expirations by Square Feet	20
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	21
Cash Flow Statements	7	Capital Expenditures	22
Property Net Operating Income (NOI)	8

Reconciliation		Disposition Activity	23
FFO & AFFO	9
EBITDA	10	Net Asset Value Components	24
Property NOI	11
		Appendix: Non-GAAP Financial Measures Definitions
Debt Summary	12	FFO	25
		EBITDA and NOI	26
Capital Analysis	13	AFFO	27

Owned and Consolidated Portfolio Overview	14-15

All financial information contained in this supplemental information package is unaudited.  In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws.  Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include adverse changes in general economic or local market conditions, including as a result of the long-term effects of the COVID-19 pandemic, wars, terrorist attacks or other acts of violence, which may negatively affect the markets in which we and our tenants operate,  impacts of changes in tariffs that the United States and other countries have announced or implemented, as well as any additional new tariffs, trade restrictions or export regulations that may be implemented or reversed in the future, inflation rates, interest rates, disruptions in the debt markets, economic conditions in the markets in which we own properties, risks of a lessening of demand for the types of real estate owned by us, adverse changes in energy prices, which if sustained, could negatively impact occupancy and rental rates in the markets in which we own properties, including energy-influenced markets such as Dallas, Denver and Houston, expectations for future potential property dispositions, expectations for future potential leasing activity, changes in government regulations and regulatory uncertainty, uncertainty about governmental fiscal policy, geopolitical events and expenditures that cannot be anticipated, such as utility rate and usage increases, delays in construction schedules, unanticipated increases in construction costs, unanticipated repairs, increases in the level of general and administrative costs as a percentage of revenues as revenues decrease as a result of property dispositions, additional staffing, insurance increases and real estate tax valuation reassessments.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

			Addison Circle One, Addison, TX

December 31, 2025| Page 2

Company Information

Overview		Snapshot (as of December 31, 2025)

Franklin Street Properties Corp., based in Wakefield, Massachusetts, is focused on infill and central business district (CBD) office properties in the U.S. Sunbelt and Mountain West, as well as select opportunistic markets.  FSP is focused on long-term growth and appreciation.  FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

		Corporate Headquarters	Wakefield, MA
		Fiscal Year-End	31-Dec
		Owned Properties	14
		Total Square Feet	4.8 Million
		Trading Symbol	FSP
		Exchange	NYSE American
		Common Shares Outstanding	103,690,340

Our Business		Total Market Capitalization	$0.3 Billion (1)
As of December 31, 2025, the Company owned a portfolio of real estate consisting of 14 owned properties. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, for geographic, property specific reasons or for other general corporate purposes.		Insider Holdings	5.28%

Management Team

George J. Carter	Jeffrey B. Carter
Chief Executive Officer and	President and Chief Investment
Chairman of the Board	Officer

John G. Demeritt	Scott H. Carter
Executive Vice President, Chief	Executive Vice President, General
Financial Officer and Treasurer	Counsel and Secretary

John F. Donahue	Eriel Anchondo
Executive Vice President	Executive Vice President and Chief Operating Officer	Eldridge Green, Houston, TX

Inquiries
Inquiries should be directed to: Georgia Touma
877.686.9496 or InvestorRelations@fspreit.com (1) Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding.

December 31, 2025| Page 3

Summary of Financial Highlights

(in thousands except per share amounts, SF & number of properties)
	31-Dec-25	30-Sep-25	30-Jun-25	31-Mar-25	31-Dec-24
Income Items:
Rental revenue	$26,040	27,300	$26,715	$27,107	$28,375
Total revenue	26,040	27,300	26,715	27,107	28,375
Net loss	(7,323)	(8,326)	(7,876)	(21,435)	(8,526)
Adjusted EBITDA*	9,680	8,582	8,790	8,418	8,989
FFO*	3,441	2,323	2,516	2,727	2,707
AFFO*	79	(3,181)	(514)	(693)	(5,157)

Per Share Data:
Loss per share	$(0.07)	(0.08)	$(0.08)	$(0.21)	$(0.08)
FFO*	$0.03	0.02	$0.02	$0.03	$0.03
AFFO*	$0.00	(0.03)	$(0.00)	$(0.01)	$(0.05)
Weighted Average Shares (diluted)	103,690	103,690	103,610	103,567	103,567
Closing share price	$0.95	1.60	$1.64	$1.78	$1.83
Dividend declared	$0.01	0.01	$0.01	$0.01	$0.01

Balance Sheet Items:
Real estate, net	$793,722	799,622	$803,412	$810,327	$834,908
Other assets, net	99,162	101,410	99,831	106,039	112,023
Total assets, net	892,884	901,032	903,243	916,366	946,931
Total liabilities, net	285,907	285,695	278,543	282,980	291,074
Stockholders' equity	606,977	615,337	624,700	633,386	655,857

Market Capitalization and Debt:
Total Market Capitalization (a)	$347,423	414,822	$419,870	$434,528	$439,859
Total debt outstanding (excluding unamortized financing costs)	$248,917	248,917	$249,818	$250,179	$250,332
Debt to Total Market Capitalization	71.6%	60.0%	59.5%	57.6%	56.9%
Net Debt to Adjusted EBITDA ratio*	5.6	6.3	6.2	6.5	5.8

Owned Properties Leasing Statistics:
Owned properties assets	14	14	14	14	14
Owned properties total SF	4,807,663	4,807,663	4,807,663	4,806,456	4,806,253
Owned properties % leased	68.9%	68.9%	69.1%	69.2%	70.3%

(a)	Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding on that date.

*	See pages 9 & 10 for reconciliations of Net income or loss to FFO, AFFO and Adjusted EBITDA, respectively, and the Appendix for Non-GAAP Financial Measures Definitions beginning on page 25.

December 31, 2025| Page 4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

					For The					For the
	For the Three Months Ended				Year Ended	For the Three Months Ended				Year Ended
	31-Mar-25	30-Jun-25	30-Sep-25	31-Dec-25	31-Dec-25	31-Mar-24	30-Jun-24	30-Sep-24	31-Dec-24	31-Dec-24

Revenue:
Rental	$27,107	$26,715	$27,300	$26,040	$107,162	$31,225	$30,818	$29,662	$28,375	$120,080
Other	—	—	—	—	—	—	12	20	—	32
Total revenue	27,107	26,715	27,300	26,040	107,162	31,225	30,830	29,682	28,375	120,112

Expenses:
Real estate operating expenses	10,095	10,701	10,671	10,573	42,040	11,019	11,027	11,574	11,423	45,043
Real estate taxes and insurance	5,369	4,191	5,262	3,389	18,211	5,936	5,727	5,512	5,541	22,716
Depreciation and amortization	10,824	10,626	10,550	10,609	42,609	11,625	11,482	10,911	10,756	44,774
General and administrative	3,484	3,281	3,034	2,628	12,427	4,159	3,635	3,275	2,815	13,884
Interest	5,691	6,339	6,348	6,340	24,718	6,846	7,082	6,585	5,911	26,424
Total expenses	35,463	35,138	35,865	33,539	140,005	39,585	38,953	37,857	36,446	152,841

Loss on extinguishment of debt	(2)	(3)	(7)	—	(12)	(137)	—	(477)	(428)	(1,042)
Gain (loss) on sale of properties and impairment of assets held for sale, net	(13,284)	384	—	(2)	(12,902)	(5)	(13,200)	(7,254)	(367)	(20,826)
Interest income	259	248	249	230	986	1,008	348	340	394	2,090
Loss before taxes	(21,383)	(7,794)	(8,323)	(7,271)	(44,771)	(7,494)	(20,975)	(15,566)	(8,472)	(52,507)
Tax expense	52	82	3	52	189	58	48	56	54	216

Net loss	$(21,435)	$(7,876)	$(8,326)	$(7,323)	$(44,960)	$(7,552)	$(21,023)	$(15,622)	$(8,526)	$(52,723)

Weighted average number of shares outstanding, basic and diluted	103,567	103,610	103,690	103,690	103,640	103,430	103,477	103,567	103,567	103,510

Net loss per share, basic and diluted	$(0.21)	$(0.08)	$(0.08)	$(0.07)	$(0.43)	$(0.07)	$(0.20)	$(0.15)	$(0.08)	$(0.51)

December 31, 2025| Page 5

$ in thousands, except per share amounts)
Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2025	2025	2025	2025	2024	2024	2024	2024
Assets:
Real estate assets:
Land	$98,882	$98,883	$98,883	$98,883	$110,298	$105,298	$105,298	$105,298
Buildings and improvements	1,083,971	1,085,048	1,088,981	1,091,728	1,137,496	1,086,300	1,090,551	1,096,265
Fixtures and equipment	11,289	11,399	11,355	11,572	13,002	10,436	10,776	11,053
	1,194,142	1,195,330	1,199,219	1,202,183	1,260,796	1,202,034	1,206,625	1,212,616
Less accumulated depreciation	383,815	391,918	399,597	408,461	376,063	361,278	369,276	377,708
Real estate assets, net	810,327	803,412	799,622	793,722	884,733	840,756	837,349	834,908
Acquired real estate leases, net	3,737	3,309	2,899	2,490	5,971	5,306	4,695	4,205
Assets held for sale	5,685	—	—	—	38,947	67,823	32,926	—
Cash, cash equivalents and restricted cash	31,559	30,518	31,575	30,571	37,779	31,495	42,375	42,683
Tenant rent receivables, net	1,462	1,568	1,380	471	2,200	2,349	1,349	1,283
Straight-line rent receivable, net	37,724	37,839	38,857	38,744	40,357	38,901	38,432	37,727
Prepaid expenses and other assets	3,429	3,583	3,889	4,080	4,140	4,064	3,243	3,114
Office computers and furniture, net of accumulated depreciation	62	55	48	136	106	92	80	70
Deferred leasing commissions, net	22,381	22,959	22,762	22,670	24,730	21,741	21,064	22,941
Total assets	$916,366	$903,243	$901,032	$892,884	$1,038,963	$1,012,527	$981,513	$946,931

Liabilities and Stockholders’ Equity:
Liabilities:
Term loan payable, net of unamortized financing costs	$124,861	125,124	125,114	125,555	$149,169	$149,604	$137,601	$124,491
Series A & Series B Senior Notes	122,595	122,656	122,449	122,686	147,340	147,611	135,545	122,430
Accounts payable and accrued expenses	27,510	22,010	28,785	28,724	30,099	23,765	32,821	34,067
Accrued compensation	1,205	1,911	2,635	2,394	1,196	2,300	3,193	3,097
Tenant security deposits	6,156	6,289	6,258	6,198	6,268	6,248	6,120	6,237
Lease liability	612	515	417	316	953	859	763	707
Acquired unfavorable real estate leases, net	41	38	37	34	74	63	51	45
Total liabilities	282,980	278,543	285,695	285,907	335,099	330,450	316,094	291,074

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—	—	—	—
Common stock	10	10	10	10	10	10	10	10
Additional paid-in capital	1,335,361	1,335,586	1,335,586	1,335,586	1,335,091	1,335,361	1,335,361	1,335,361
Accumulated distributions in excess of accumulated earnings	(701,985)	(710,896)	(720,259)	(728,619)	(631,237)	(653,294)	(669,952)	(679,514)
Total stockholders’ equity	633,386	624,700	615,337	606,977	703,864	682,077	665,419	655,857
Total liabilities and stockholders’ equity	$916,366	$903,243	$901,032	$892,884	$1,038,963	$1,012,527	$981,513	$946,931

December 31, 2025| Page 6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Year Ended December 31,
	2025	2024	2023
Cash flows from operating activities:
Net loss	$(44,960)	$(52,723)	$(48,110)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization expense	45,330	47,742	57,240
Amortization of above and below market leases	—	(17)	(44)
Amortization of other comprehensive income into interest expense	—	(355)	(3,851)
Shares issued as compensation	225	270	315
Loss on extinguishment of debt	12	1,042	106
Loss on sale of properties and impairment of assets held for sale, net	12,902	20,826	23,384
Changes in operating assets and liabilities:
Tenant rent receivables	812	908	10
Straight-line rents	147	1,970	625
Lease acquisition costs	(1,171)	(666)	(2,007)
Prepaid expenses and other assets	(593)	355	382
Accounts payable and accrued expenses	(3,982)	(3,708)	(2,709)
Accrued compensation	(703)	(547)	—
Tenant security deposits	(39)	33	494
Payment of deferred leasing commissions	(4,227)	(6,143)	(7,575)
Net cash provided by operating activities	3,753	8,987	17,866

Cash flows from investing activities:
Property improvements, fixtures and equipment	(16,415)	(25,213)	(31,637)
Consolidation of Sponsored REIT	—	—	3,048
Proceeds received from sales of properties	6,109	95,497	142,225
Net cash provided by (used in) investing activities	(10,306)	70,284	113,636

Cash flows from financing activities:
Distributions to stockholders	(4,145)	(4,140)	(4,133)
Stock repurchases	—	—	4,206
Borrowings under Bank note payable	—	—	77,000
Repayments of Bank note payable	—	(22,667)	(35,000)
Repayments of Term loans payable	(716)	(55,622)	(50,000)
Repayments of Series A&B Senior Notes	(698)	(76,379)	—
Deferred financing costs	—	(5,660)	(2,327)
Net cash used in financing activities	(5,559)	(164,468)	(10,254)
Net increase (decrease) in cash, cash equivalents and restricted cash	(12,112)	(85,197)	121,248
Cash, cash equivalents and restricted cash, beginning of period	42,683	127,880	6,632
Cash, cash equivalents and restricted cash, end of period	$30,571	$42,683	$127,880

December 31, 2025| Page 7

(in thousands)
Property Net Operating Income (NOI)* with Same Store Comparison (in thousands)

	Rentable
	Square Feet	Three Months Ended				Year Ended	Three Months Ended				Year Ended		%
(in thousands)	or RSF	31-Mar-25	30-Jun-25	30-Sep-25	31-Dec-25	31-Dec-25	31-Mar-24	30-Jun-24	30-Sep-24	31-Dec-24	31-Dec-24	Inc (Dec)	Change
Region
MidWest	758	1,356	1,758	1,489	1,320	5,923	1,640	1,665	1,278	1,170	5,753	170	3.0%
South	1,908	4,331	4,393	4,144	4,740	17,608	4,621	4,579	4,390	4,549	18,139	(531)	(2.9)%
West	2,142	5,849	5,516	5,450	5,683	22,498	6,204	6,224	6,037	5,670	24,135	(1,637)	(6.8)%
Property NOI* from Owned Properties	4,808	11,536	11,667	11,083	11,743	46,029	12,465	12,468	11,705	11,389	48,027	(1,998)	(4.2)%
Disposition and Acquisition Properties (a)	-	(193)	(108)	9	61	(231)	1,443	1,280	678	(266)	3,135	(3,366)	(6.3)%
Property NOI*	4,808	$11,343	$11,559	$11,092	$11,804	$45,798	$13,908	$13,748	$12,383	$11,123	$51,162	$(5,364)	(10.5)%

Same Store		$11,536	$11,667	$11,083	$11,743	$46,029	$12,465	$12,468	$11,705	$11,389	$48,027	$(1,998)	(4.2)%

Less Nonrecurring
Items in NOI* (b)		55	52	52	194	353	246	255	78	185	764	(411)	0.8%

Comparative
Same Store		$11,481	$11,615	$11,031	$11,549	$45,676	$12,219	$12,213	$11,627	$11,204	$47,263	$(1,587)	(3.4)%

(a)	We define Disposition and Acquisition Properties as properties that were sold or acquired or consolidated and do not have operating activity for all periods presented.
(b)	Nonrecurring items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 25.

December 31, 2025| Page 8

FFO* & AFFO* Reconciliation (in thousands, except per share amounts)

					Year					Year
	Three Months Ended				Ended	Three Months Ended				Ended
	31-Mar-25	30-Jun-25	30-Sep-25	31-Dec-25	31-Dec-25	31-Mar-24	30-Jun-24	30-Sep-24	31-Dec-24	31-Dec-24

Net loss	$(21,435)	$(7,876)	$(8,326)	$(7,323)	$(44,960)	$(7,552)	$(21,023)	$(15,622)	$(8,526)	$(52,723)
Loss (gain) on sale of properties and impairment of assets held for sale, net	13,284	(384)	—	2	12,902	5	13,200	7,254	367	20,826
Depreciation & amortization	10,824	10,626	10,550	10,609	42,609	11,619	11,476	10,907	10,755	44,757
NAREIT FFO*	2,673	2,366	2,224	3,288	10,551	4,072	3,653	2,539	2,596	12,860
Lease Acquisition costs	54	150	99	153	456	121	68	126	111	426
Funds From Operations (FFO)*	$2,727	$2,516	$2,323	$3,441	$11,007	$4,193	$3,721	$2,665	$2,707	$13,286

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	$2,727	$2,516	$2,323	$3,441	$11,007	$4,193	$3,721	$2,665	$2,707	$13,286
Loss on extinguishment of debt	2	3	7	—	12	137	—	477	428	1,042
Amortization of deferred financing costs	685	683	677	677	2,722	680	818	767	703	2,968
Shares issued as compensation	—	225	—	—	225	—	270	—	—	270
Straight-line rent	70	(74)	(37)	188	147	206	258	785	720	1,969
Tenant improvements	(2,374)	(1,415)	(4,469)	(2,023)	(10,281)	(2,619)	(2,558)	(4,444)	(4,173)	(13,794)
Leasing commissions	(545)	(1,702)	(929)	(1,050)	(4,226)	(2,237)	(511)	(421)	(2,974)	(6,143)
Non-investment capex	(1,258)	(750)	(753)	(1,154)	(3,915)	(1,019)	(1,480)	(1,658)	(2,568)	(6,725)
Adjusted Funds From Operations (AFFO)*	$(693)	$(514)	$(3,181)	$79	$(4,309)	$(659)	$518	$(1,829)	$(5,157)	$(7,127)

Per Share Data:
Loss per share	$(0.21)	$(0.08)	$(0.08)	$(0.07)	$(0.43)	$(0.07)	$(0.20)	$(0.15)	$(0.08)	$(0.51)
FFO*	0.03	0.02	0.02	0.03	0.11	0.04	0.04	0.03	0.03	0.13
AFFO*	(0.01)	(0.00)	(0.03)	0.00	(0.04)	(0.01)	0.01	(0.02)	(0.05)	(0.07)

Weighted Average Shares (basic and diluted)	103,567	103,610	103,690	103,690	103,640	103,430	103,477	103,567	103,567	103,510

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 25.

December 31, 2025| Page 9

EBITDA* & Adjusted EBITDA* Reconciliation (in thousands, except ratio amounts)

					Year					Year
	Three Months Ended				Ended	Three Months Ended				Ended
	31-Mar-25	30-Jun-25	30-Sep-25	31-Dec-25	31-Dec-25	31-Mar-24	30-Jun-24	30-Sep-24	31-Dec-24	31-Dec-24

Net loss	$(21,435)	$(7,876)	$(8,326)	$(7,323)	$(44,960)	$(7,552)	$(21,023)	$(15,622)	$(8,526)	$(52,723)
Interest expense	5,691	6,339	6,348	6,340	24,718	6,846	7,082	6,585	5,911	26,424
Depreciation and amortization	10,824	10,626	10,550	10,609	42,609	11,619	11,476	10,907	10,755	44,757
Income taxes	52	82	3	52	189	58	48	56	54	216
EBITDA*	$(4,868)	$9,171	8,575	9,678	$22,556	$10,971	$(2,417)	$1,926	$8,194	$18,674
Loss on extinguishment of debt	2	3	7	—	12	137	—	477	428	1,042
Loss (gain) on sale of properties and impairment of assets held for sale, net	13,284	(384)	—	2	12,902	5	13,200	7,254	367	20,826
Adjusted EBITDA*	$8,418	$8,790	$8,582	$9,680	$35,470	$11,113	$10,783	$9,657	$8,989	$40,542

Interest expense	$5,691	$6,339	$6,348	$6,340	$24,718	$6,846	$7,082	$6,585	$5,911	$26,424
Scheduled principal payments	—	—	—	—	—	—	—	—	—	—
Interest and scheduled principal payments	$5,691	$6,339	$6,348	$6,340	$24,718	$6,846	$7,082	$6,585	$5,911	$26,424

Interest coverage ratio	1.48	1.39	1.35	1.53	1.43	1.62	1.52	1.47	1.52	1.53

Debt service coverage ratio	1.48	1.39	1.35	1.53	1.43	1.62	1.52	1.47	1.52	1.53

Debt excluding unamortized financing costs	$250,179	$249,818	$248,917	$248,917		$303,000	$303,000	$277,687	$250,332
Cash, cash equivalents and restricted cash	31,559	30,518	31,575	30,571		37,779	31,495	42,375	42,683
Net Debt (Debt less Cash, cash equivalents and restricted cash)	$218,620	$219,300	$217,342	$218,346		$265,221	$271,505	$235,312	$207,649

Adjusted EBITDA*	$8,418	$8,790	$8,582	$9,680		$11,113	$10,783	$9,657	$8,989
Annualized	$33,672	$35,160	$34,328	$38,720		$44,452	$43,132	$38,628	$35,956

Net Debt-to-Adjusted EBITDA ratio*	6.5	6.2	6.3	5.6		6.0	6.3	6.1	5.8

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 25.

December 31, 2025| Page 10

Reconciliation of Net Income (Loss) to Property NOI* (in thousands)

					Year					Year
	Three Months Ended				Ended	Three Months Ended				Ended
	31-Mar-25	30-Jun-25	30-Sep-25	31-Dec-25	31-Dec-25	31-Mar-24	30-Jun-24	30-Sep-24	31-Dec-24	31-Dec-24
Net loss	$(21,435)	$(7,876)	$(8,326)	$(7,323)	$(44,960)	$(7,552)	$(21,023)	$(15,622)	$(8,526)	$(52,723)
Add (deduct):
Loss on extinguishment of debt	2	3	7	—	12	137	—	477	428	1,042
Loss (gain) on sale of properties and impairment of assets held for sale, net	13,284	(384)	—	2	12,902	5	13,200	7,254	367	20,826
Management fee income	(380)	(334)	(345)	(363)	(1,422)	(462)	(443)	(422)	(386)	(1,713)
Depreciation and amortization	10,824	10,626	10,550	10,609	42,609	11,625	11,482	10,911	10,757	44,775
Amortization of above/below market leases	—	—	—	—	—	(6)	(6)	(5)	(1)	(18)
General and administrative	3,484	3,281	3,034	2,628	12,427	4,159	3,635	3,275	2,815	13,884
Interest expense	5,691	6,339	6,348	6,340	24,718	6,846	7,082	6,585	5,912	26,425
Interest income	(259)	(248)	(249)	(230)	(986)	(1,008)	(348)	(340)	(395)	(2,091)
Non-property specific items, net	132	152	73	141	498	164	169	270	152	755
Property NOI*	$11,343	$11,559	$11,092	$11,804	$45,798	$13,908	$13,748	$12,383	$11,123	$51,162

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 25.

December 31, 2025| Page 11

Debt Summary (in thousands)

	Outstanding	Interest
	Balance at:	Rate at
	31-Dec-25	31-Dec-25

BofA Term Loan	$55,315	9.00%
BMO Term Loan Tranche B	70,680	9.00%
Series A Senior Notes	71,295	9.00%
Series B Senior Notes	51,627	9.00%

	$248,917	9.00%

●	The table above is a summary of our debt as of December 31, 2025.
●	On February 26, 2026, we entered into a Credit Agreement with Alter Domus (US) LLC, as administrative agent, and an affiliate of TPG Credit. The Credit Agreement provides for a secured credit facility for aggregate principal commitments of up to $320 million, consisting of (i) initial term loans in an aggregate principal amount of $275 million, and (ii) delayed draw term loans available upon the approval of the lenders after the closing date in an aggregate principal amount of up to $45 million. The delayed draw term loans may be used, subject to certain conditions, to fund tenant improvements, leasing commissions, building improvements and other uses approved by the lenders. We used the proceeds of the initial term loans on the closing date to refinance and retire all outstanding indebtedness under the BMO Term Loan, BofA Term Loan and the Senior Notes.
●	Additional information on our current and prior debt can be found in our Annual Report on Form 10-K for the year ended December 31, 2025, as updated in our future Quarterly Reports on Form 10-Q.

December 31, 2025| Page 12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-25	30-Jun-25	30-Sep-25	31-Dec-25	31-Mar-24	30-Jun-24	30-Sep-24	31-Dec-24
Market Data:
Shares Outstanding	103,567	103,690	103,690	103,690	103,430	103,567	103,567	103,567
Closing market price per share	$1.78	$1.64	$1.60	$0.95	$2.27	$1.53	$1.77	$1.83
Market capitalization	$184,349	$170,052	$165,905	$98,506	$234,787	$158,457	$183,313	$189,527
Total debt outstanding excluding unamortized financing costs	250,179	249,818	248,917	248,917	303,000	303,000	277,687	250,332
Total Market Capitalization	$434,528	$419,870	$414,822	$347,423	$537,787	$461,457	$461,000	$439,859

Dividend Data:
Total dividends declared for the quarter	$1,036	$1,035	$1,037	$1,037	$1,034	$1,034	$1,036	$1,036
Common dividend declared per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01
Declared dividend as a % of Net income (loss) per share	(5)%	(13)%	(12)%	(14)%	(14)%	(5)%	(7)%	(12)%
Declared dividend as a % of AFFO* per share	(149)%	(202)%	(33)%	1313%	(157)%	200%	(57)%	(20)%

*See page 9 for a reconciliation of Net Income (Loss) to AFFO and the Appendix for Non-GAAP Financial Measures Definitions beginning on page 25.

December 31, 2025| Page 13

Owned & Consolidated Portfolio Overview

	As of the Quarter Ended
	31-Dec-25	30-Sep-25	30-Jun-25	31-Mar-25	31-Dec-24
Total Owned Properties:
Number of properties	14	14	14	14	14
Square feet	4,807,663	4,807,663	4,807,663	4,806,456	4,806,253
Leased percentage	68.9%	68.9%	69.1%	69.2%	70.3%

Consolidated Property - Single Asset REIT (SAR):
Number of properties (a)	—	—	—	1	1
Square feet	—	—	—	213,760	213,760
Leased percentage	—	—	—	4.1%	4.1%

Total Owned and Consolidated Properties:
Number of properties (a)	14	14	14	15	15
Square feet	4,807,663	4,807,663	4,807,663	5,020,216	5,020,013
Leased percentage	68.9%	68.9%	69.1%	66.4%	67.5%

(a)	Includes properties that were classified as assets held for sale.

December 31, 2025| Page 14

Owned Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

South Region							Midwest Region
Dallas-Fort Worth							Minneapolis
Legacy Tennyson Center	Plano	TX	209,562	60.9%	52.5%	$32.13	121 South 8th Street	Minneapolis	MN	297,744	80.4%	76.8%	$22.96
Addison Circle	Addison	TX	289,333	67.7%	68.2%	35.43	801 Marquette Ave	Minneapolis	MN	129,691	91.8%	91.8%	25.97
Liberty Plaza	Addison	TX	217,841	66.9%	67.9%	26.43	Plaza Seven	Minneapolis	MN	330,096	51.0%	50.6%	29.30
							Midwest Region Total			757,531	69.5%	68.0%	$25.71
Houston
Park Ten	Houston	TX	157,609	86.8%	84.1%	27.45	West Region
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	27.93	Denver
Park Ten Phase II	Houston	TX	156,746	76.3%	71.2%	29.26	1999 Broadway	Denver	CO	682,639	50.7%	48.8%	$34.74
Westchase I & II	Houston	TX	629,025	66.2%	63.1%	26.44	Greenwood Plaza	Englewood	CO	196,236	65.0%	65.0%	30.96
							1001 17th Street	Denver	CO	650,607	76.4%	73.7%	36.64
							600 17th Street	Denver	CO	612,135	69.1%	71.7%	33.85
							West Region Total			2,141,617	65.1%	64.4%	$34.77

South Region Total			1,908,515	72.8%	70.4%	$28.83	Total Owned Properties			4,807,663	68.9%	67.4%	$30.86

(a)	Weighted Occupied Percentage for the year ended December 31, 2025.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.

December 31, 2025| Page 15

Tenants by Industry (Owned Properties by Square Feet)

Communications 2%
Medical & Social Services 2%
Wholesalers 3%
Other 3%
Banking 3%
Real Estate 5%
General Business Services 5%
Insurance 5%
Architecture & Engineering 6%
Government 7%
Manufacturing 8%
Technology 8%
Legal Services 8%
Professional Services 10%
Oil & Gas 25%

December 31, 2025| Page 16

20 Largest Tenants with Annualized Rent and Remaining Term (Owned Properties)

			Remaining	Aggregate			% of Aggregate
	Tenant	Number of	Lease Term	Leased	% of Total	Annualized	Leased
	Name	Leases	in Months	Square Feet	Square Feet	Rent (a)	Annualized Rent

1	CITGO Petroleum Corporation	1	87	248,399	5.2%	$7,707,821	7.4%
2	EOG Resources, Inc.	1	12	169,167	3.5%	6,460,488	6.2%
3	US Government (b)	2	1, 61	168,573	3.5%	6,518,833	6.2%
4	Kaiser Foundation Health Plan, Inc.	1	41	120,979	2.5%	4,160,024	4.0%
5	Deluxe Corporation	1	139	98,922	2.0%	3,038,604	2.9%
6	Ping Identity Corp.	1	6	89,856	1.9%	3,788,329	3.6%
7	Olin Corporation	1	115	81,480	1.7%	2,517,732	2.4%
8	Permian Resources Operating, LLC	1	70	67,856	1.4%	3,024,403	2.9%
9	Hall and Evans LLC	1	44	65,878	1.4%	2,830,001	2.7%
10	Cyxtera Management, Inc.	1	49	61,826	1.3%	2,466,239	2.4%
11	Precision Drilling (US) Corporation	1	29	59,569	1.2%	2,155,207	2.0%
12	PwC US Group	1	37	54,334	1.1%	1,841,379	1.8%
13	Coresite, LLC	1	119	49,518	1.0%	1,869,305	1.8%
14	Schwegman, Lundberg & Woessner, P.A.	1	25	46,269	1.0%	1,402,045	1.3%
15	Ark-La-Tex Financial Services, LLC.	1	15	41,011	0.9%	1,545,544	1.5%
16	Invenergy, LLC. (c)	1	120	35,088	0.7%	—	0.0%
17	Chevron U.S.A., Inc.	1	20	35,088	0.7%	1,509,135	1.4%
18	Moss, Luse & Womble, LLC	1	128	34,071	0.7%	821,783	0.8%
19	QB Energy Operating, LLC.	1	86	34,063	0.7%	1,465,390	1.4%
20	International Business Machines Corporation (d)	1	2,68	31,564	0.7%	683,028	0.6%

			Total	1,593,511	33.1%	$55,805,290	53.3%

Footnotes on next page

December 31, 2025| Page 17

20 Largest Tenants with Annualized Rent and Remaining Term (Owned Properties)

Footnotes:

(a) Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at December 31, 2025 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b) Includes 43,573 square feet expiring in 2026. The remaining 125,000 square feet expire in 2031.

(c) Includes 28,013 square feet that commenced on December 20, 2024 with rent commencing on April 20, 2026; 3,146 square feet commencing on January 1, 2027; and 3,929 square feet commencing on January 1, 2028.

(d) Includes 19,095 square feet expiring in 2026 and 12,469 square feet commencing on March 1, 2026 and expiring in 2031.

December 31, 2025| Page 18

Leasing Activity (Owned Properties)

	Year	Year	Year
	Ended	Ended	Ended
Leasing Activity	31-Dec-25	31-Dec-24	31-Dec-23
(in Square Feet - SF)
New leasing	93,000	171,000	228,000
Renewals and expansions	320,000	445,000	478,000
	413,000	616,000	706,000

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$32.42	$30.06	$29.71
Weighted average lease term	5.7 Years	6.3 Years	6.8 Years

Increase over average GAAP rents in prior year (a)	5.7%	8.2%	7.4%

Average free rent	4 Months	4 Months	6 Months
Tenant Improvements	$23.02	$26.06	$22.42
Leasing Costs	$9.24	$9.72	$10.56

(a)  The increase or decrease percentage is calculated by comparing average GAAP rents at properties that had leasing activity in the current year to average GAAP rents at the same properties in the prior year.

December 31, 2025| Page 19

Lease Expirations by Square Feet (Owned Properties)

December 31, 2025| Page 20

Lease Expirations with Annualized Rent per Square Foot (SF) (Owned Properties)

			Rentable			Annualized	Percentage
	Number of		Square			Rent	of Total
Year of	Leases		Footage		Annualized	Per Square	Annualized
Lease	Expiring		Subject to		Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring		Expiring	Expiring	Expiring	Cumulative
December 31,	Year (a)		Leases		Leases (b)	Leases	Leases	Total

2026	34	(c)	365,916		$12,569,114	$34.35	12.0%	12.0%
2027	35		500,108		18,191,656	36.38	17.4%	29.4%
2028	25		242,046		7,957,724	32.88	7.6%	37.0%
2029	40		561,561		18,213,553	32.43	17.4%	54.4%
2030	20		268,950		8,662,656	32.21	8.2%	62.6%
2031	21		346,964		11,496,581	33.13	11.0%	73.6%
2032	8		77,324		1,733,552	22.42	1.7%	75.3%
2033	10		383,978		11,685,696	30.43	11.2%	86.5%
2034	8		90,757		1,724,368	19.00	1.6%	88.1%
2035	7		173,219		5,667,946	32.72	5.4%	93.5%
2036 and thereafter	22		300,199	(d)	6,827,766	22.74	6.5%	100.0%
Leased total	230		3,311,022		$104,730,612	$31.63	100.0%
Owned property vacant SF			1,496,641
Total Portfolio Square Footage			4,807,663

(a)	The number of leases approximates the number of tenants. Tenants with lease maturities in different years are included in annual totals for each lease. Tenants may have multiple leases in the same year.
(b)	Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at December 31, 2025 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.
(c)	Includes 2 leases that are month-to-month.
(d)	Includes 52,202 square feet that are non-revenue producing building amenities.

December 31, 2025| Page 21

Capital Expenditures (Owned and Consolidated Properties)

(in thousands)					Year
	For the Three Months Ended				Ended
	31-Mar-25	30-Jun-25	30-Sep-25	31-Dec-25	31-Dec-25

Tenant improvements	$2,374	$1,415	$4,469	$2,023	$10,281
Deferred leasing costs	545	1,702	929	1,050	4,226
Non-investment capex	1,258	750	753	1,154	3,915
Total Capital Expenditures	$4,177	$3,867	$6,151	$4,227	$18,422

	For the Three Months Ended				Year Ended
	31-Mar-24	30-Jun-24	30-Sep-24	31-Dec-24	31-Dec-24

Tenant improvements	$2,619	$2,558	$4,444	$4,173	$13,794
Deferred leasing costs	2,237	511	421	2,974	6,143
Non-investment capex	1,019	1,480	1,658	2,568	6,725
Total Capital Expenditures	$5,875	$4,549	$6,523	$9,715	$26,662

First generation leasing and investment capital expenditures was $0.0 million for the years ended December 31, 2025 and 2024, respectively.

December 31, 2025| Page 22

Disposition Activity (in thousands except for Square Feet)

Recent Dispositions:					Gross Sale	Gain (loss)
	City	State	Square Feet	Date Sold	Proceeds	on Sale
2025
Monument Circle	Indianapolis	IN	213,760	6/6/25	$6,000	$(12,914)

2024
Collins Crossing	Richardson	TX	300,887	1/26/24	$35,000	$(2,145)
Innsbrook	Glenn Allen	VA	298,183	7/8/2024	31,000	(13,247)
Pershing Park	Atlanta	GA	160,145	10/23/24	34,000	(27,511)

2023
Northwest Point	Elk Grove	IL	177,095	3/10/23	$29,125	$8,391
Forest Park	Charlotte	NC	64,198	8/9/23	9,200	(844)
Liberty Plaza (a)	Addison	TX	n/a	8/23/23	157	53
One Legacy Circle	Plano	TX	214,110	10/26/23	48,000	10,558
Blue Lagoon Drive	Miami	FL	213,182	12/6/23	68,000	(18,872)

2022
380 Interlocken	Broomfield	CO	240,359	8/31/22	$42,000	$5,665
390 Interlocken	Broomfield	CO	241,512	8/31/22	60,500	18,412
909 Davis	Evanston	IL	195,098	12/28/22	27,750	3,359

2021
One Ravinia	Atlanta	GA	386,602	5/27/21	$74,879	$29,075
Two Ravinia	Atlanta	GA	411,047	5/27/21	71,771	29
One Overton Park	Atlanta	GA	387,267	5/27/21	72,850	(6,336)
Loudoun Tech Center	Dulles	VA	136,658	6/29/21	17,250	(2,148)
River Crossing	Indianapolis	IN	205,729	8/31/21	35,050	(1,734)
Timberlake	Chesterfield	MO	234,496	9/23/21	44,667	6,184
Timberlake East	Chesterfield	MO	117,036	9/23/21	22,333	4,111
999 Peachtree	Atlanta	GA	621,946	10/22/21	223,900	86,766
Meadow Point	Chantilly	VA	138,537	11/16/21	25,500	1,878
Stonecroft	Chantilly	VA	111,469	11/16/21	14,500	(4,768)

2020
Emperor Boulevard	Durham	NC	259,531	12/23/20	$89,700	$41,928
(a)	Conveyance of approximately 7,826 square feet of land as part of a road revitalization project.

December 31, 2025| Page 23

Net Asset Value Components

(in thousands except per share data)
	As of
	31-Dec-25	Assets:		Other information:
Total Market Capitalization Values		Straight-line rent receivable	$38,744	Leased SF to be FFO producing
Shares outstanding	103,690.3	Assets held for sale	—	during 2026-2028 (in 000's)	71
Closing price	$0.95	Cash, cash equivalents and restricted cash	30,571
Market capitalization	$98,506	Tenant rent receivables	471	Straight-line rental revenue current quarter	$(188)
Debt	248,917	Prepaid expenses	3,778
Total Market Capitalization	$347,423	Office computers and furniture	136
		Other assets:
		Deferred financing costs, net	676
	3 Months	Other assets - Right-to-Use Asset	302
	Ended		$74,678
NOI Components	31-Dec-25

Same Store NOI (1)	$11,743
Acquisitions (1) (2)	—	Liabilities:
Property NOI (1)	11,743	Debt (excluding contra for unamortized financing costs)	$248,917	Footnotes to the components
Full quarter adjustment (3)	—	Accounts payable & accrued expenses	31,118	(1) See pages 11 & 30 for definitions and reconciliations.
Stabilized portfolio	$11,743	Tenant security deposits	6,198
		Other liabilities: lease liability	316	(2) Includes NOI from acquisitions not in Same Store.
			$286,549
Financial Statement Reconciliation:				(3) Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary.
Rental Revenue	$26,040
Rental operating expenses	(10,573)			(4) HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI.
Real estate taxes and insurance	(3,389)
NOI from dispositions & acquisition properties	(61)			(5) Management & other fees are eliminated in consolidation but included in Property NOI.
Taxes (4)	(52)
Management & other fees (5)	(222)
Property NOI (1)	$11,743

December 31, 2025| Page 24

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders.  The Company defines FFO as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on mortgage loans, properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition as of May 17, 2016 in the table on page 9 and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

December 31, 2025| Page 25

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
and Adjusted EBITDA

EBITDA is defined as net income or loss plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding hedge ineffectiveness, gains or losses on extinguishment of debt, gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale or equity investments.  EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income or loss is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Property Net Operating Income (Property NOI)

The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income or loss (the most directly comparable GAAP financial measure) plus general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, hedge ineffectiveness, gains or losses on extinguishment of debt, gains or losses on the sale of assets and excludes non-property specific income and expenses.  The information presented includes footnotes and the data is shown by region with properties owned in the periods presented, which we call Same Store. The comparative Same Store results include properties held for all periods presented.  We also exclude properties that have been acquired, consolidated or placed in service, but that do not have operating activity for all periods presented, dispositions and significant nonrecurring income such as bankruptcy settlements and lease termination fees.  NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income or loss as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

December 31, 2025| Page 26

Appendix: Non-GAAP Financial Measure Definitions

Definition of Adjusted Funds From Operations (AFFO)

The Company also evaluates performance based on Adjusted Funds From Operations, which we refer to as AFFO.  The Company defines AFFO as (1) FFO, (2) excluding loss on extinguishment of debt that is non-cash, (3) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs, (4) excluding the effect of straight-line rent, (5) plus the amortization of deferred financing costs, (6) plus the value of shares issued as compensation and (7) less recurring capital expenditures that are generally for maintenance of properties, which we call non-investment capex or are second generation capital expenditures.  Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

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Investor Relations Contact

Georgia Touma ~ 877.686.9496

InvestorRelations@fspreit.com

Franklin Street Properties Corp.

Supplemental Operating & Financial Data

401 Edgewater Place ~Wakefield, MA 01880

781.557.1300 ~ www.fspreit.com

December 31, 2025| Page 28